OPPENHEIMER ROCHESTER® LIMITED TERM MUNICIPAL FUND

Supplement dated November 26, 2013 to the

Prospectus and Statement of Additional Information

Important Notice Regarding Change in Investment Policy

As a result of shareholder meetings of Oppenheimer Rochester Limited Term Municipal Fund (the “Fund”) at which proposals described in the Fund’s proxy statement dated April 12, 2013 were approved, this supplement amends the Fund’s Prospectus dated January 28, 2013, as revised April 29, 2013, and Statement of Additional Information (“SAI”), dated January 28, 2013, and is in addition to any other supplements.

Effective immediately, the Prospectus is revised as follows:

1.	The first full paragraph on the cover page is deleted in its entirety and replaced by the following:

Oppenheimer Rochester Limited Term Municipal Fund is a mutual fund that seeks tax-free income. It invests mainly in municipal securities.

2.	The section titled “Investment Objective” is deleted in its entirety and replaced by the following:

Investment Objective. The Fund seeks tax-free income.

3.	The section titled “Who Is The Fund Designed For?” is deleted in its entirety and replaced by the following:

Who Is The Fund Designed For? The Fund is designed for investors seeking tax-free income. Due to the Fund’s emphasis on investment-grade securities and an intermediate effective average maturity intended to reduce overall portfolio volatility, the Fund’s yield may be lower than longer-term municipal bond funds or municipal bond funds that can invest more of their assets in lower-grade investments. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

4.	The section titled “Changes to the Fund’s Investment Policies.” is deleted in its entirety and replaced by the following:

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. However, the Fund has an 80% investment policy described in "Principal Investment Strategies" that is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Effective January 25, 2014, the Prospectus is revised as follows:

5.	The first paragraph of the section titled “Principal Investment Strategies” is deleted in its entirety and replaced by the following:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual and, as applicable, the Fund’s state income tax. The Fund selects investments without regard to the alternative minimum tax (“AMT”). Under normal market conditions, the Fund will not invest more than 5% of its total assets in securities rated below-investment-grade at the time of acquisition.

6.	The third paragraph of the section titled “Principal Investment Strategies” is deleted in its entirety and replaced by the following:

The Fund invests in municipal securities issued by the governments of states, their political subdivisions (such as cities, towns, counties, agencies and authorities) and the District of Columbia, U.S. territories, commonwealths and possessions or by their agencies, instrumentalities and authorities. These primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations), interests in municipal leases, and tax-exempt commercial paper. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.

Effective immediately, the SAI is revised as follows:

7.	The section titled “Municipal Securities” is deleted in its entirety and replaced by the following:

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "Principal Investment Strategies" and "About the Fund's Investments". Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

8.	The following is added directly after “Investment Restrictions”:

Diversification. The Fund is classified as a "diversified" fund under the Investment Company Act. Currently, under the Investment Company Act a "diversified" fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited in respect to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.

In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

9.	The section titled “Fundamental Policies” is deleted in its entirety and replaced by the following:

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is not a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

10.	The section titled “Other Fundamental Investment Restrictions” is deleted in its entirety and replaced by the following:

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

▪	The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund's investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
▪	The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund cannot issue "senior securities," except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

For purposes of the Fund's policy not to concentrate its investments, described above, the Fund has adopted an industry classification that is not a fundamental policy.

The following is only a brief summary of certain current limitations imposed on investment companies by the Investment Company Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Investment Company Act prohibits a fund from issuing "senior securities," which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.

Currently, under the Investment Company Act, and an Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

Under the Investment Company Act a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

The Investment Company Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI.

Current SEC staff interpretations under the Investment Company Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Investment Company Act does not define what constitutes "concentration" in an industry. However, the SEC has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

11.	The section titled “Non-Fundamental Restrictions” is deleted in its entirety and replaced by the following:

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

•	The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

12.	The section titled “Diversification” is deleted in its entirety.

13.	The section titled “Applying the Restriction Against Concentration” is deleted in its entirety.

14.	The following is added as an Appendix to the Fund’s SAI:

Special Investment Considerations of Municipal Securities of U.S. Territories, Commonwealths and Possessions. The following information represents a summary of the risks associated with the Fund's investments in municipal securities of U.S. territories, commonwealths and possessions. This information is intended to supplement the information contained in the Fund's Prospectus, and does not purport to be a complete analysis of every risk factor that may affect the obligations of these issuers.

The following information is based on publicly available reports prepared by officials of each territory, commonwealth or possession's government or their designees. The information may also be based on official statements and other offering documents relating to securities issued by or on behalf of a territory, commonwealth or possession, its agencies, instrumentalities and political subdivisions, as available on the date of this Statement of Additional Information. Although this information is generally compiled from resources of the territory, commonwealth or possession, the Funds do not make any representation as to the accuracy of the information contained herein. Municipal bond issuers may not be subject to the same disclosure obligations as other bond issuers, which may impact the reliability of the information provided by municipal issuers that is used to determine fund investments and can potentially make investments in municipal securities riskier than other investments. The Funds have not independently verified this information and the Funds do not have any obligation to update this information throughout the year.

In addition, this information is subject to change rapidly, substantially and without notice. Such changes may negatively impact the fiscal condition of the territory, commonwealth or possession in which the Funds invest, which could harm the performance of the Funds. Accordingly, inclusion of the information herein shall not create an implication that there has not been any change in the affairs of the relevant states since the date of this Statement of Additional Information. More information about specific risks may be available from official resources of the territory, commonwealth or possession.

The bond ratings provided below are current as of the date specified. Unless stated otherwise, the ratings indicated are for obligations of the territory, commonwealth or possession. A territory, commonwealth or possession's political subdivisions may have different ratings that are unrelated to the ratings assigned to the territory, commonwealth or possession's obligations. Investors should note that the creditworthiness of obligations issued by a territory, commonwealth or possession's local municipal issuers may be unrelated to the creditworthiness of obligations issued by the territory, commonwealth or possession itself, and that there may be no obligation on the part of the state to make payment on such local obligations in the event of default.

To the extent that any statements made below involve matters of forecasts, projections, opinions, assumptions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements have been or will be realized. All forecasts, projections, assumptions, opinions or estimates are "forward looking statements," which must be read with an abundance of caution because they may not be realized or may not occur in the future.

In addition, investors should note that municipal securities may be more susceptible to being downgraded, and issuers of municipal securities may be more susceptible to default, insolvency or bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections, and lower income tax, among others. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the municipal securities and thus the value of the fund's investments in those securities.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue securities or access the market to sell their issues. For some issuers that have been able to access the market, they have had to issue securities at much higher rates, which may reduce revenues available for the municipal issuers to pay existing obligations. Should Puerto Rico, Guam, the U.S. Virgin Islands or the Northern Mariana Islands, or their applicable municipalities or subdivisions, fail to sell their securities when and at the rates projected, these jurisdictions or their subdivisions could experience a weakened overall cash position in the current fiscal year.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund's investments in those securities. For example, pursuant to Chapter 9 of the United States ("U.S.") Bankruptcy Code, municipalities that meet certain conditions are provided protection from creditors while they develop and negotiate plans for reorganizing their debts.

Commonwealth of Puerto Rico

Introduction. With a population of over 3.7 million, the Commonwealth of Puerto Rico (“Commonwealth”) has a larger population than many states in the United States. Although its economy is diverse, Puerto Rico has major components in the retail trade sector, the professional and business services sectors, the education and health services sectors and the manufacturing sector. In addition, governmental agencies at the local and federal levels employ a significant number of the Commonwealth’s residents. Based on preliminary data for FY2013, these sectors combine to employ approximately 75% of the Commonwealth’s workers. As these sectors represent the largest share of employment in the Commonwealth, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the Commonwealth’s municipal securities, which may reduce the performance of a fund.

During the recent recession, Puerto Rico experienced a significant economic downturn. While few signs of improvement have appeared, any recovery may be slow as the Commonwealth continues to face significant fiscal challenges including substantial underfunding of the Commonwealth’s retirement systems, sizeable debt service obligations and the potentially harmful impact that mandatory reductions in federal spending may have on the Commonwealth. Furthermore, the economic outlook in the rest of the country remains uncertain. Another economic downturn could significantly impact the Commonwealth’s finances and, therefore, its municipal securities. Moreover, the level of public debt in the Commonwealth may affect long-term growth prospects and could cause the Commonwealth to experience financial hardship. As a result of these and other factors, the Commonwealth has faced significant budget shortfalls and severe fiscal stress in recent years.

There can be no assurances that the Commonwealth will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that the current economic situation and the lingering effects from the recession or recent federal actions, such as the expiration of the federal payroll tax holiday, increases in taxes on certain high-income individuals, and mandatory cuts to federal spending known as “sequestration,” will not have a materially adverse impact on the Commonwealth’s financial condition. Any deterioration in the Commonwealth’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the Commonwealth, which could reduce the performance of a fund.

Economic Climate. Residents of Puerto Rico received over $62.3 billion in estimated personal income in FY2012. As a result, residents of Puerto Rico had a per capita income of $16,934, far below the national average of $43,735 during that period.

Puerto Rico’s civilian labor force consists of approximately 1.2 million individuals. As of August 2013, Puerto Rico had an unemployment rate of approximately 13.9%, which is down from a high of 16.9% in May 2010. Puerto Rico’s unemployment rate was significantly higher than the national average of 7.3% in August 2013.

Puerto Rico’s recent unemployment rates continue a trend of high unemployment rates in the Commonwealth over the last decade. From FY2000 to FY2013, total employment in Puerto Rico decreased at an average annual rate of 0.9%. During the first two months of FY2014, total employment fell by an average of 2.3% from the same period in the prior fiscal year.

Puerto Rico’s economy is closely linked to the economy of the United States. In recent years, however, the performance of Puerto Rico’s economy has diverged from the performance of the United States economy. Puerto Rico’s economy entered into a recession in the fourth quarter of FY2006, two years before the rest of the United States. Puerto Rico’s real gross national product contracted by 1.2% in FY2007, 2.9% in FY2008, 3.8% in FY2009, 3.6% in FY2010 and 1.6% in FY2011. Meanwhile, the real gross national product of the United States grew by 1.7% in FY2007 and 2.5% in FY2008, contracted by 3.4% in FY2009, and grew by 0.5% in FY2010 and 2.5% in FY2011. Puerto Rico’s gross national product grew by 0.1% in FY2012, while the United States’ gross national product grew by 2.1% during that period.

In April 2013, the Puerto Rico Planning Board released its revised gross national product forecast for the Commonwealth in FY2013, projecting that real gross national product would decrease by 0.4%. This projection represented a downward revision from the Planning Board’s earlier forecast of 1.1% growth in FY2013. At that time, the Planning Board projected that the Commonwealth’s real gross national product would increase by 0.2% in FY2014. This estimate was based primarily on projected growth in the United States economy, as well as increased tourism activity, personal consumption expenditures and federal transfers to individuals in the Commonwealth. The projections for FY2014 also took into account estimated growth in the Commonwealth’s construction industry during the year. However, in October 2013, the Planning Board issued revised projections for FY2014 in which it forecast a 0.8% contraction in real gross national product, citing fiscal and economic uncertainty in Puerto Rico and the broader U.S. economy.

Budget. On April 25, 2013, the Governor presented his proposed budget for fiscal year 2014 (“Proposed Budget”). The Proposed Budget would provide for total Commonwealth expenditures of $15.89 billion during the fiscal year, an increase of $647.24 million (4.2%) from FY2013. Of these total expenditures, $9.835 billion would come from the Commonwealth’s General Fund, which would represent an increase $752.3 million (8.2%) from budgeted FY2013 appropriations. The major drivers of spending in the Proposed Budget would include $4.635 billion for education, $3.067 billion for welfare and $1.678 billion for public safety and protection.

Against these expenditures, the Proposed Budget projects total government resources of approximately $16.05 billion, an increase of $437.78 million (2.77%) from FY2013. Under the Proposed Budget, the General Fund is expected to receive total revenues of $9.635 billion. The expected General Fund revenues would represent an increase of approximately $885 million (10.1%) from budgeted General Fund revenues for FY2013. The increase in projected General Fund revenues from FY2013 is expected to result primarily from the elimination of various exemptions to the Commonwealth’s Sales Tax and projected increases in the Commonwealth’s excise taxes that would take effect in FY2014. However, these revenue projections were made prior to the release of the Planning Board’s revised FY2014 growth projections.

On June 30, 2013, the Governor signed the Commonwealth’s budget for FY2014 into law (“FY2014 Budget”). The FY2014 Budget largely follows the recommendations contained in the Proposed Budget. Under the enacted budget, the Commonwealth is projected to make appropriations from the General Fund totaling $9.77 billion, a reduction of approximately $65 million from the Governor’s proposal. The FY2014 Budget would rely on $245 million of deficit financing to close the gap between budgeted General Fund revenues and expenditures, an increase of $45 million from the Proposed Budget. The enacted budget is expected to reduce the Commonwealth’s structural deficit to $810 million by the end of FY2014.

Since 2000, the Commonwealth has faced a number of significant fiscal challenges, including a structural imbalance between its General Fund revenues and expenditures. This imbalance reached its highest historical level of $3.306 billion in FY2009, when revenues were $7.583 billion and expenditures were $10.89 billion. Through various measures designed to increase revenues and reduce expenses, the Commonwealth reduced the General Fund deficit between FY2010 and FY2012. Preliminary results for FY2013 reflect a $1.3 billion deficit. The FY2014 Budget contemplates a deficit of $820 million, consisting of $575 million of general obligations debt service payments to be restructured and $245 million of deficit financing. Although the Commonwealth continues to pursue deficit reduction policies, and recently enacted a comprehensive revision of its pension system, the Commonwealth’s ability to continue to reduce its deficit will depend in part on its ability to continue increasing revenues and reducing expenditures, which in turn depends on a number of factors, including improvements in economic conditions.

Investors should be aware that Puerto Rico has received substantial support from the federal government in recent years as part of the federal government’s stimulus program. Under this program, the Commonwealth expects to receive total transfers of $7.09 billion from the federal government. As of May 11, 2012, approximately $6.1 billion in federal stimulus funds had been disbursed by the Commonwealth. This distribution accounts for 86% of the total stimulus funds awarded to the Commonwealth. The Commonwealth is projected to disburse a total of $680 million of these funds in FY2013. As the federal stimulus program has now ended, the Commonwealth can no longer rely on these transfers from the federal government to fund its various obligations, which may increase the pressure on the Commonwealth’s fiscal and economic condition.

Puerto Rico also relies heavily on transfers from the federal government related to specific programs and activities in the Commonwealth. For example, total U.S. federal transfer payments to individuals in the Commonwealth were $16.0 billion in FY2012. Entitlements for previously performed services, or those resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare and U.S. Civil Service retirement pensions, were $11.3 billion in FY2012. These entitlements amounted to 70.4% of the total federal transfer payments to individuals in the Commonwealth. The remaining portion of federal transfers consists of grants such as Nutritional Assistance Program grants and Pell Grant scholarships for higher education.

In addition, recent federal actions, such as the mandatory cuts to federal spending, may also reduce government expenditures in Puerto Rico. On March 1, 2013, as required by the Budget Control Act of 2011 (“BCA”), the President of the United States signed an executive order reducing the budgeting authority in accounts subject to sequestration under the BCA. As a result, $1.2 trillion of automatic cuts to federal spending in designated agencies and programs will occur between FY2013 and FY2021. Because of the Commonwealth’s dependence on federal transfers, the implementation and continuation of these cuts is expected to result in a modest economic contraction for the Commonwealth in FY2013. Given the uncertainty surrounding these spending cuts, the ultimate impact on tax revenues collected in the Commonwealth is not known at this time. However, these cuts may result in increased fiscal stress in Puerto Rico, which could have a negative effect on the value of Commonwealth’s municipal securities.

Retirement Systems. Growing unfunded pension obligations in the Commonwealth’s three retirement systems continue to add considerable stress to Commonwealth’s fiscal condition. The Commonwealth’s retirement systems include the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System. These systems are funded primarily with budget appropriations from the Commonwealth’s General Fund. As of June 30, 2012, these plans supported more than 175,000 active members and nearly 120,000 retired members. The FY2014 Budget includes special General Fund pension contributions totaling $691.4 million, an increase of $201.8 million (41.2%) from budgeted General Fund expenditures in FY2013.

As of June 30, 2012, the unfunded actuarial accrued liabilities for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were $26.4 billion, $10.3 billion and $358 million, respectively. Accordingly, the funded ratios of these systems were 4.5%, 17.0% and 14.1%, respectively. Because the Commonwealth may be responsible for paying portions of the difference between the benefits paid and the contributions received by the systems, these unfunded liabilities may present a significant risk to the Commonwealth's fiscal condition. Should the Commonwealth be required to make any additional contributions to these systems, the Commonwealth would likely have to reduce funding for other priorities, which may include payments on its outstanding debt obligations. Alternatively, the Commonwealth may be forced to raise revenue or issue additional debt. Either outcome could increase the pressure on the Commonwealth’s budget, which could have an adverse impact on a fund's investments in Puerto Rico.

On April 4, 2013, the Commonwealth enacted comprehensive reforms of the Employees Retirement System, the largest of the three retirement funds primarily funded with budget appropriations from the Commonwealth’s General Fund. These reforms were aimed at combating the systemic funding shortfalls facing the Employees Retirement System. However, these reforms do not address the underfunding of the Teachers Retirement System or the Judiciary Retirement System, both of which continue to face significant shortfalls.

The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for FY2013 for the Teachers Retirement System and the Judiciary Retirement System is expected to be approximately $334 million and $9 million, respectively. For FY2014, the funding shortfall is expected to be $331 million and $10 million, respectively. The assets of the Teachers Retirement System and Judiciary Retirement System are expected to continue to decline. As a result of the 2013 reforms, the Employees Retirement System is expected to experience decreasing funding shortfalls over the coming years. For example, the funding shortfall for the Employees Retirement System is expected to drop from $806 million in FY2013 to $524 million in FY2014, the year in which the 2013 reforms will take effect.

Debt. As of June 30, 2013, the Commonwealth had approximately $70.04 billion in public sector debt outstanding, of which $20.28 billion was related to the Commonwealth’s General Fund. Based on the public sector debt outstanding, the Commonwealth is expected to incur debt service requirements of $832.85 million in FY2013 and $829.07 million in FY2014. These figures may not represent the amount appropriated for debt service by the Commonwealth in a given year.

Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments. The Commonwealth has estimated that its total exposure for pending and threatened litigation, if decided against the Commonwealth, is approximately $2.7 billion.

Recovery of Medicaid Funds. The Commonwealth is a defendant in two lawsuits filed by certain Federally Qualified Health Centers (“FQHCs”) that seek to recover approximately $800 million in Medicaid payments, which the Commonwealth failed to make. The local court hearing the case ruled that the Commonwealth must make payments to the FQHCs to cover the difference between the reimbursements the FQHCs are owed and the amounts they are paid by outside managed care organizations. The Court of Appeals of Puerto Rico held that the Commonwealth could deduct from the payments to the FQHCs certain grants received by these centers from the federal government. The final amounts owed by the Commonwealth to the FQHCs are still being determined.

Simultaneously, the FQHCs proceeded in their case against the Commonwealth in federal court. After several procedural decisions, the district court recently granted a preliminary injunction against 15 of the 17 FQHCs, and granted a request by the Commonwealth for sovereign immunity under the Eleventh Amendment of the United States Constitution. The remaining FQHCs immediately filed an appeal. The Commonwealth filed a counter-appeal regarding the district court’s interpretation of certain components of the formula used to calculate payments owed to the plaintiffs under the preliminary injunction. The appeal is currently pending. However, as of June 30, 2013, the Commonwealth estimated that its exposure from this legal contingency could be $650 million if a final judgment is entered against the Commonwealth.

Special Education Students. The Commonwealth is also a defendant in a class action from 1980 brought by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. Assuming a court grants damages to the plaintiffs, the Commonwealth estimates that each plaintiff could receive at least $5,000. Based on a current enrollment of 120,000 students, the total award could amount to at least $600 million. The Commonwealth has indicated that it plans to defend each case, and as of June 30, 2013, the Commonwealth estimated its exposure from this legal contingency could be $650 million if a final judgment is entered against the Commonwealth.

Credit rating. As of November 14, 2013, Puerto Rico’s general obligation debt was assigned a rating of Baa3 by Moody’s Investors Service, Inc. and BBB- by both Standard & Poor’s Rating Services and Fitch, Inc. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.

In December 2012, Moody’s Investors Service, Inc. downgraded its rating for Puerto Rico’s general obligation bonds from Baa3 to Baa1. In March 2013, both Standard & Poor’s Rating Services and Fitch, Inc. downgraded their ratings for Puerto Rico’s general obligation bonds to BBB-. All three ratings agencies now maintain a negative outlook on Puerto Rico’s credit rating. If these ratings agencies reduce Puerto Rico’s credit rating to below investment grade, demand for bonds issued by Puerto Rico, its agencies or instrumentalities, could be severely weakened, which may prevent those issuers from obtaining the financing they need. Any such outcome would likely increase the Commonwealth’s risk of default.

Guam

Introduction. As of the 2010 Census, Guam had a population of approximately 160,000. Guam’s economy is heavily dependent upon revenues from tourism and United States federal military spending. As a result, economic problems or factors that adversely impact these sources of revenue may have a negative effect on the value of Guam’s municipal securities, which may reduce the performance of a fund.

During the recent recession, Guam experienced a significant economic downturn. While some signs of improvement have appeared, any recovery may be slow as Guam continues to face significant fiscal challenges including a high unemployment rate and the potentially harmful impact that mandatory reductions in federal spending may have on Guam. Furthermore, the economic outlook in the rest of the country remains uncertain. An economic downturn in the United States or countries such as Japan, China, or Korea, which provide large sources of tourism to the island, could significantly impact the finances of Guam and, therefore, its municipal securities. Moreover, the level of public debt in Guam may affect long-term growth prospects and could cause Guam to experience financial hardship. As a result of these and other factors, Guam has faced fiscal stress in recent years.

There can be no assurances that Guam will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that the current economic situation and the lingering effects from the recession or recent federal actions, such as the expiration of the federal payroll tax holiday, increases in taxes on certain high-income individuals, and mandatory cuts to federal spending known as “sequestration,” will not have a materially adverse impact on Guam’s financial condition. Any deterioration in Guam’s financial condition may have a negative effect on the value of the securities issued by Guam, which could reduce the performance of a fund.

Economic Climate. Guam’s civilian labor force consists of approximately 72,500 individuals. This figure includes citizens of the Federated States of Micronesia, and the Republic of Marshall Islands, who are authorized by compact to accept employment in the United States and also, citizens of the Republic of Palau who are authorized by covenant to accept employment in the United States. As of December 2012, Guam had an unemployment rate of approximately 10.7%, which was down from a high of 14.0% in June 2012. Guam’s unemployment rate was above the national average of 7.8% in December 2012.

Approximately 75% of Guam’s workforce is employed in the private sector, with the remainder in government, both local and federal. In 2012, the private sector added 500 jobs, whereas the public sector lost 180 jobs. Some of the employment growth in the private sector can be attributed to increased activity in Guam’s tourism and construction industries. The construction industry saw the largest increase in employment during the year, generating 280 new jobs in 2012. Federal employment decreased by 70 jobs in 2012, while the local government lost 110 jobs in 2012.

According to the United States Department of Commerce, Guam’s GDP grew from $3.349 billion in 2002 to $4.577 billion in 2010. The 2010 GDP figure consists of approximately $2.8 billion of personal consumption expenditures, $2.9 billion of government consumption expenditures and gross investment, and $233 million of private fixed investment. This GDP figure is offset by approximately $1.4 billion of net exports. The Department of Commerce also estimates that Guam’s real per capita GDP, measured in 2005 dollars adjusted for inflation, grew from $23,378 in 2002 to $25,420 in 2010.

Guam’s real GDP increased 1.2% in 2010 after increasing 1.1% in 2009. For comparison, real GDP for the United States (excluding territories) decreased 2.4% in 2010 after increasing 1.7% in 2009. The largest contributor to the growth in Guam’s real GDP during this period was federal government spending. The majority of this spending was by the Department of Defense. Federal spending increased in both 2010 and 2009. Increases in both years largely reflected increases in construction spending and compensation.

Tourism has represented the primary source of income for Guam’s economy for over twenty-five years. Visitor arrivals rose to over 1,000,000 travelers for the first time in 1994 and have remained near or above that level ever since. Annual visitor arrivals averaged 1,175,648 from 2005 to 2012. There was a small decline in visitor arrivals in 2006 and then a marginal increase in 2007. Arrivals for 2008 declined due to the global recession.

Historically, Japanese tourists have accounted for the largest share of visitors to Guam. Accordingly, Guam’s economy may be affected by economic conditions in Japan that reduce visits to the island. For example, arrivals for 2009 declined relative to 2008 due to a spike in diagnoses of the H1N1 virus in Japan in early 2009. After visitor arrivals increased approximately 14% from 2009 to 2010, arrivals for 2011 declined following the natural disasters that struck Japan in March 2011.

Although Japanese tourists still account for over 71% of all visitors to Guam, the total share of Japanese visitors has declined in recent years as Guam has attracted new visitors from South Korea and China. As a result, increased visits from Korean and Chinese tourists may reduce the impact of events, such as natural disasters, increased taxes, or weakening of the local currency, that may prevent Japanese tourists from visiting Guam. Due, in part, to increased arrivals from tourists in South Korea and China, the total number of visitor arrivals to Guam totaled 1.3 million in 2012, an increase of 12.8% from 2011. Even though total arrivals in 2012 reached their highest levels in recent years, total tourist arrivals remain approximately 5.3% below their peak of 1.38 million visitors in 1997.

The United States military presence on Guam also contributes significantly to the island’s economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the United States. As a result, the level of active duty military personnel and military civil service personnel in Guam increased from 2007 to 2010. Similarly, the amount paid by agencies of the federal government, including the Department of Defense, to companies for work performed in Guam also increased, averaging $533 million per fiscal year between FY2005 and FY2011. In addition, congressional authorizations for appropriations for military construction and family housing projects in Guam increased steadily between FY2007 and FY2010.

In 2006, the United States and Japan reached an agreement to relocate 9,000 Marines and their dependents from Japan to Guam by 2014. This planned growth would require a substantial amount of new facilities, upgrades to existing facilities and infrastructure improvements, possibly totaling as much as $10 billion. However, in April 2012, the United States and Japan reached a revised agreement regarding the relocation of Marines from Japan to Guam. Under the new agreement, only 5,000 Marines would be transferred to Guam, while the remaining Marines would be transferred to other military installations in Hawaii and Australia. The revised agreement is expected to reduce Japan’s funding for the relocation to Guam by approximately $3 billion.

In addition, recent federal actions, such as sequestration, may also reduce government expenditures in Guam. On March 1, 2013, as required by the Budget Control Act of 2011 (“BCA”), the President of the United States signed an executive order reducing the budgeting authority in accounts subject to sequestration under the BCA. As a result, $1.2 trillion of automatic cuts to federal spending in designated agencies and programs will occur between FY2013 and FY2021. Because of the island’s dependence on federal spending, the implementation and continuation of these cuts is expected to result in a modest economic contraction for Guam. Given the uncertainty surrounding these spending cuts, the ultimate impact on tax revenues collected in Guam is not known at this time. However, these cuts may result in increased fiscal stress in Guam, which could have a negative effect on the value of Guam’s municipal securities.

Budget. On January 31, 2013, the Governor of Guam presented his executive budget for FY2014 (“Proposed Budget”). The Proposed Budget calls for total appropriations of $774 million, roughly in line with the budget for FY2013. The Proposed Budget projects total gross revenues for the General Fund of $702.4 million, which would represent an increase of $13.3 million (1.9%) from the budgeted revenues for FY2013. Mandatory set asides would reduce available General Fund revenues to $565.6 million for FY2014, which would represent a decrease of $10.1 million (17.5%) from available General Fund revenues for FY2013. The Proposed Budget also projects Special Fund revenues of $164.7 million and Federal Matching Grants-in-Aid of $43.7 million.

The Proposed Budget focuses expenditures on improvements for public education, public health and public safety. The Proposed Budget would allocate approximately $326 million to fund public education programs in Guam. These expenditures would account for nearly 42% of total revenues available for appropriation in FY2014. The Proposed Budget plans to appropriate approximately $121.7 million to fund public health programs throughout the island. In addition, the Proposed Budget would appropriate almost $100 million for public safety programs, including an increase of 5.2% for the Guam Police Department from FY2013 and an increase of 8.5% for the Guam Fire Department from FY2013.

Debt. Guam is prohibited from authorizing or allowing the issuance of public debt in excess of 10% of the aggregate tax valuation of the property in Guam. Public debt does not include bonds or other obligations payable solely from revenues derived from any public improvement or undertaking, and obligations for the payment of which appropriations are required on an annual basis. As of the most recent available valuation, the public debt of Guam may not exceed $1.14 billion. As of January 1, 2013, the Government of Guam had total outstanding debt of approximately $2.18 billion.

Litigation. Guam, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against Guam might require Guam to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of Guam to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

Credit rating. As of November 15, 2013, Guam’s general obligation debt was assigned a rating of BB- by Standard & Poor’s Rating Services. This rating reflects only the views of the respective rating agency, an explanation of which may be obtained from that rating agency. There is no assurance that this rating will continue for any given period of time or that it will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by Guam or its political subdivisions, instrumentalities and authorities.

On October 16, 2013, Standard & Poor’s Rating Services raised its long-term rating on Guam’s general obligation bonds from B+ to BB-. Standard & Poor’s cited improved financial management practices, including greater transparency, fiscal discipline, and enhanced cash flow policies, in support of its rating decision.

U.S. Virgin Islands

Introduction. The United States Virgin Islands (“Virgin Islands”) is an unincorporated territory of the United States with separate executive, legislative and judicial branches of government. As of the 2010 Census, the population of the Virgin Islands was estimated at 106,405, a decrease of 0.9% from 2009. The economy of the Virgin Islands is heavily dependent upon revenues from tourism. Major sectors of the Virgin Islands’ economy include the trade, transportation and utilities sector, the retail trade sector, and the government sector. As these sectors represent the largest share of employment in the Virgin Islands, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the Virgin Islands’ municipal securities, which may reduce the performance of a fund.

During the recent recession, the Virgin Islands experienced a significant economic downturn. While some signs of improvement have appeared, any recovery may be slow as the Virgin Islands continues to face significant fiscal challenges including a rising unemployment rate and declining government revenues. Furthermore, the economic outlook in the rest of the country remains uncertain. Another economic downturn could significantly impact the finances of the Virgin Islands and, therefore, its municipal securities. Moreover, the level of public debt in the Virgin Islands may affect long-term growth prospects and could cause the Virgin Islands to experience financial hardship. As a result of these and other factors, the Virgin Islands have faced fiscal stress and budgetary shortfalls in recent years.

There can be no assurances that the Virgin Islands will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that the current economic situation and the lingering effects from the recession or recent federal actions, such as the expiration of the federal payroll tax holiday, increases in taxes on certain high-income individuals, and mandatory cuts to federal spending known as “sequestration,” will not have a materially adverse impact on the fiscal condition of the Virgin Islands. Any deterioration in the Virgin Islands’ financial condition may have a negative effect on the value of the securities issued by the Virgin Islands, which could reduce the performance of a fund.

Economic Climate. In 2011, per capita income of the Virgin Islands was $22,271, an increase of approximately 3.0% from 2010. Although personal income on the islands increased in 2011, it remained significantly below the national average of $41,663 in 2011.

The civilian labor force of the Virgin Islands consists of approximately 47,800 individuals. As of August 2013, the Virgin Islands had an unemployment rate of approximately 13.5%, which is slightly below the recent high of 13.7% in January 2013. The Virgin Islands’ unemployment rate was significantly above the national average of 7.3% in August 2013.

In 2003, the unemployment rate in the Virgin Islands rose to 9.4% due primarily to the cessation of construction projects at the HOVENSA oil refinery in St. Croix. The construction projects employed approximately 2,000 construction workers. However, between 2003 and 2008 the unemployment rate steadily declined to 5.8%. As a result of the global financial crisis, the unemployment rate increased in 2009 and 2010, reaching an annual rate of 8.1% in 2010. The average unemployment rate in 2011 was 9.1%.

In January 2012, the operators of the HOVENSA oil refinery announced that they would close the refinery, laying off approximately 1,200 employees and 950 subcontractors. At the time of its closure, HOVENSA was the third largest oil refinery in the western hemisphere and the largest private employer in the Virgin Islands. The closure of the oil refinery is estimated to represent a $580 million reduction in direct gross economic output, or approximately 13% of the Virgin Islands’ total gross territorial product. In addition, the HOVENSA closure is expected to cost the government of the Virgin Islands nearly $140 million in annual tax revenues. Because the HOVENSA refinery was one of the largest employers in the Virgin Islands, unemployment rates in the Virgin Islands have increased to levels not experienced in over 30 years. As a result of this closure, and continued weak economic growth in the United States, the economic outlook for the Virgin Islands remains challenging as total growth is expected to contract for FY2012 before rebounding partially in FY2013.

Although the closure of HOVENSA continues to have a severe impact on the local economy, signs of encouragement from the tourism market began to emerge in 2012. The tourism industry accounts for nearly 60% of the GDP of the Virgin Islands. Approximately two million (2,000,000) tourists visit annually via cruise ship and air arrivals. After decreasing by 13.9% from 2007 to 2009, total tourist visits increased by 19.5% from 2009 to 2011. The majority of the tourists arrive in the Virgin Islands via cruise ships. Although total cruise passengers decreased by almost 10% from 2008 to 2009, total cruise passengers increased by nearly 27% between 2009 and 2011. Likewise, air visitors increased by approximately 2% between 2009 and 2011. However, recent results have diminished the chances that the tourism industry will grow significantly in 2013. As of May 2013, total cruise passenger arrivals in the Virgin Islands for the year-to-date period were down 2.5% from their 2012 levels. Similarly, the total number of tourists arriving by air declined by 3.4% from their 2012 levels.

The United States continues to be the primary source for visitors to the territory. Therefore, sustained gains in the tourism industry are dependent upon continued economic growth in the United States. In order to expand its tourism industry and insulate the islands from potential economic declines in the United States, the Virgin Islands plans to increase its tourism marketing to other countries and regions. The Virgin Islands recently began a charter service from Denmark to St. Croix, which has provided growth from the Scandinavian countries. Additionally, new service from Canada, which began in FY2012, should allow the territory to explore opportunities for an increased number of both leisure and group travelers. Continued efforts to encourage visitors from within the Caribbean region are also expected to play a major role in growing the Virgin Islands’ tourism industry during FY2013.

Tourism-related services continue to bolster private sector enterprises. Private sector activities include, but are not limited to, wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly), construction and mining. The agricultural sector remains small, which requires most of the islands’ food to be imported. International business and financial services are a small but growing component of the economy. Telecommunications, in tandem with other emerging technologies, present growth potential as exploration continues into accessibility and speed of broadband DSL connectivity.

Overall, the underlying fundamentals of the local economy are volatile. Increasing unemployment, decreasing revenues and sluggish performance in the tourism industry have combined to place significant fiscal pressure on the local government. It is possible that fiscal challenges facing the Virgin Islands could impact the ability of the territory to satisfy the obligations on its outstanding debt. Any such outcome would likely reduce the value of the municipal securities issued by the Virgin Islands and its political subdivisions, instrumentalities, and authorities, which may reduce the performance of a fund.

Budget. In recent fiscal years, the government has experienced substantial fluctuations in revenues and expenditures as well as recurring deficits. For FY2009, the government reported an audited budgetary shortfall of $475.4 million. After taking into account transfers from other funds and other financing sources, such as bond and loan proceeds, the government reported an audited shortfall of revenues over expenditures of $83.6 million. The government ended FY2009 with a net deficit of $739.8 million on its balance sheet. Based on unaudited results, the government estimates that it ended FY2010 and FY2011 budget shortfalls of $302.5 million and $215.7 million, respectively. The Virgin Islands’ Office of Management and Budget projects a shortfall of revenues over expenditures of approximately $60 million in FY2012, $35 million in FY2013, and $25 million for FY2014.

The Virgin Islands has taken a series of actions to reduce the operating budget and address the operating deficit including reducing salaries of government employees by 8% and instituting personnel reductions. The combined savings from the personnel reductions for FY2012 are estimated to be $40 million. In addition, the Virgin Islands Legislature authorized the reduction of the required balance in the Insurance Guaranty Fund from $50 million to $10 million until September 30, 2015, allowing the government to release $13.5 million to the General Fund in FY2012. The Virgin Islands Legislature also increased the gross receipts tax rate from 4.5% to 5.0%, among other things.

In June 2013, the Governor presented the proposed budget for fiscal year 2014 (the “Proposed Budget”). The Proposed Budget estimated that the Virgin Islands would have approximately $748.3 million in revenues available for appropriation in FY2014. This estimate represents an increase of nearly $38.2 million (5.4%) from estimated FY2013 revenues. Of this total, $685.6 million is expected to come from taxes and other revenues, including $330.1 million in individual income taxes (an increase of 1.9% from estimated FY2013 totals), $44.3 million in corporate income taxes (an increase of 2.0% from estimated FY2013 totals), and $105.6 million in real property taxes (an increase of 2.9% from estimated FY2013 totals), among others. The Proposed Budget projects $138.1 million in transfers from other funds, which would represent an increase of 16.5% from FY2013 projected totals. Finally, the Proposed Budget forecasts funding from other sources, such as the Virgin Islands revenue discovery enhancement programs, to total $75 million in FY2014. Total General Fund revenues are projected to be offset, in part, by mandatory transfers out of the General Fund of nearly $154.8 million.

Against these estimated revenues, the Proposed Budget would appropriate approximately $743.8 million from the General Fund. The major drivers of General Fund spending include $157.9 million for the Department of Education, $64.9 million for the Department of Human Services, $56.3 million for the Virgin Islands’ police department, and $55.2 million to fund the operations of the Virgin Islands judicial and legislative branches. The Proposed Budget also calls for $153.8 million in miscellaneous expenditures, which includes appropriations for various government agencies, the University of the Virgin Islands, and the Virgin Islands Waste Management Authority, among others. The Proposed Budget projects a funding shortfall of approximately $23.6 million from FY2013 to carry into FY2014 and proposes certain measures, including reinstating an 8% reduction in government employee salaries, to resolve this shortfall.

Debt. Current law prohibits the Virgin Islands from authorizing or issuing general obligation bonds in excess of 10% of the total value of taxable property in the territory. As of June 10, 2013, the general obligation debt ceiling for the territory was estimated to be $924.9 million. As of September 30, 2012, the Virgin Islands had approximately $732.7 million of general obligation bonds or notes outstanding. In addition, the Virgin Islands had approximately $1.179 billion of revenue obligations outstanding.

Litigation. The Virgin Islands, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Virgin Islands might require the Virgin Islands to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Virgin Islands to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

Credit rating. As of November 15, 2013, Fitch Inc. had an implied rating of BB on the Virgin Islands’ general obligation debt. This rating reflects only the views of the respective rating agency, an explanation of which may be obtained from that rating agency. There is no assurance that this rating will continue for any given period of time or that it will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Virgin Islands or its political subdivisions, instrumentalities and authorities.

On February 12, 2013, Moody’s Investors Service, Inc. withdrew its ratings on the Virgin Islands’ general obligation gross receipts tax debt issued through the Virgin Islands Public Finance Authority. Moody’s withdrew its rating because it did not believe that it had sufficient or otherwise adequate information to support the maintenance of the rating.

Northern Mariana Islands

Introduction. The Commonwealth of the Northern Mariana Islands (the “Commonwealth”) is a commonwealth of the United States with a political status similar to that of Puerto Rico. As of the 2010 Census, the Commonwealth had a population of 53,883, a decrease of 22.2% from 2000. The economy of the Commonwealth is heavily dependent upon revenues from tourism and transfers from the federal government. As these sources represent some of the largest shares of revenue for the Commonwealth’s government, economic problems or factors that adversely impact these sources may have a negative effect on the value of the Commonwealth’s municipal securities, which may reduce the performance of a fund.

In recent years, the Commonwealth has suffered through a severe economic downturn, which continues to impact the islands. While some signs of improvement have appeared, any recovery is uncertain as the Commonwealth continues to face substantial fiscal challenges including high unemployment, weak growth in its tourism industry and large government deficits. Furthermore, the economic outlook in the rest of the country remains uncertain. An economic downturn in the United States or countries such as Japan, China, or Korea, which provide large sources of tourism to the islands, could significantly impact the finances of the Commonwealth and, therefore, its municipal securities. Moreover, the level of public debt in the Commonwealth may affect long-term growth prospects and could cause the Commonwealth to experience continued financial hardship.

There can be no assurances that the Commonwealth will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that the current economic situation and the lingering effects from the recession or recent federal actions, such as the expiration of the federal payroll tax holiday, increases in taxes on certain high-income individuals, and mandatory cuts to federal spending known as “sequestration,” as well as an economic slowdown in major Asian economies will not have a materially adverse impact on the fiscal condition of the Commonwealth. Any further deterioration in the Commonwealth’s financial condition may jeopardize the ability of the Commonwealth to satisfy its obligations on its outstanding debt, which could reduce the performance of a fund.

Economic Climate. The economy of the Northern Mariana Islands has recently experienced a significant transformation that resulted in a substantial economic decline. After joining the United States in 1978, the federal government agreed to exempt the Commonwealth from federal minimum wage and immigration laws in an effort to help stimulate the Commonwealth’s economy. As a result of these exemptions, the Commonwealth was able to build a large garment industry, which at one time encompassed nearly 40% of the Commonwealth’s economy. The rapid growth of this industry generated significant economic growth on the islands from 1980-1995. Critical to this growth was duty-free access to U.S. markets and local authority over immigration and the minimum wage.

Prior to 2005, garment manufacturers in the Commonwealth possessed a significant competitive advantage over manufactures on the U.S. mainland because workers in the Commonwealth were not required to be paid the same federal minimum wage as workers on the U.S. mainland. Although the Commonwealth was exempt from the federal minimum wage requirements, the cost of manufacturing textiles in the Commonwealth was significantly higher than the cost of producing similar goods in larger, low-cost economies such as China. However, the United States maintained import quotas and duties on textiles received from these producers, which further promoted the growth of the textile industry in the Commonwealth. At the height of the industry in 1999-2000, nearly 30 garment factories produced almost $1 billion worth of garments on Saipan alone, while employing a significant portion of the island’s residents and a large number of temporary workers from the region.

Over the last several years, however, the Commonwealth’s economy underwent an involuntary transformation resulting from federal policy actions that led to the dissolution of the Commonwealth’s garment industry. In 2005, the United States, as part of its participation in the World Trade Organization, eliminated quotas on textile imports to the United States. Removing these quotas caused the Commonwealth to lose its main competitive advantage over low-cost manufacturers in larger Asian countries. With the new trade rules taking effect in January 2005, garment factories in the Commonwealth began to consolidate, move and close, which sent the Commonwealth’s economy into a severe decline.

According to the United States Department of Commerce, the gross domestic product of the Commonwealth declined by nearly 40.6% between 2002 and 2009. Exports of goods from the islands dropped by nearly 80% during this period, while annual compensation from manufacturing dropped by approximately $214 million. The decline of the garment industry, along with other weak economic performance, resulted in a 35% reduction in revenues received by the Commonwealth to fund its operations.

Although the Commonwealth does not track unemployment rates on the islands, recent estimates suggest that the jobless rate has risen dramatically due to the collapse of the garment industry. Employment as a percent of the Commonwealth’s population decreased from 57.1% in 2000 to 43.1% in 2007. Calculations based on the unemployment rate reported in 2000 and the change in the employment rate between 2000 and 2007 suggest that the unemployment rate approached 25% in 2007. As the garment industry continued to decline through this period, it is possible that the unemployment rate has continued to rise in more recent years.

Following the collapse of the garment industry, tourism emerged as the major driver of the Commonwealth’s economy. Tourism grew rapidly in the 1980s and early 1990s. Between 1978 and 1997, visitor arrivals in the Commonwealth increased from 86,700 to more than 726,000 annually, before declining to 531,000 in 2004. During this time, visitors from Japan accounted for a significant majority of arrivals, followed by Korea, the United States and China. Beginning in 2006, visitor arrivals began to declined significantly when Japan Air Lines (“JAL”) decided to suspend its long-established route to the islands. At the time of JAL’s departure from the Commonwealth, the airline carried nearly a third of all Japanese tourists to and from the islands. Although JAL abandoned the Commonwealth because of internal financial issues, its departure left a void in the market that has remained unfilled. As a result of JAL’s departure, and other factors such as recent economic difficulties and natural disasters in Japan, total Japanese visitors to the islands declined from 376,200 in 2005 to 148,600 in 2011.

In addition, on May 7, 2008, the President of the United States signed the Consolidated Natural Resources Act, which transferred immigration administration from the Commonwealth to the federal government. Although the law required federal officials to tailor immigration actions to minimize any negative effect immigration action may have on the Commonwealth’s economy, and to take positive steps to aid the Commonwealth’s economy, Chinese arrivals to the islands declined in 2008 and 2009 by an average of 17% from the approximately 41,000 Chinese arrivals in 2007. These declines were due in large part to the anticipation of the closing of the Commonwealth’s government-controlled visa system. However, with the implementation of a temporary visa waiver program in 2009, visits from Chinese tourists rebounded in 2011 to their highest levels in recent years. Recent reports show that the Commonwealth attracted 401,000 total visits in 2012, an increase of 17.6% from the total visits in 2011. This increase in total visits is likely due to the increase of Japanese visitors to the islands following the natural disasters that struck Japan in March 2011. Although total visits increased in 2012, the number of visitors to the islands remain almost 45% below peak levels reached in 1997.

The closure of the Commonwealth’s garment industry and general decline in visitors to the islands, especially from Japan, are reflected in the Commonwealth’s financial resources. The Commonwealth’s tax receipt total in 2009 was 34.3% below its 2002 level. To mitigate the impacts from these declines, the Commonwealth has obtained increased federal support in recent years. Although Federal grants and programs have helped, the gap left by the loss in garment and tourism taxes has forced the Commonwealth’s government to make difficult cuts to programs and services. These range from cuts to power production and facility maintenance, austerity measures for government employees, and contributions to public retirement funds. They have also led to structural deficits in the Commonwealth’s finances.

In FY2011, the General Fund’s total fund deficit increased by $28.1 million or 8.9%, to a total fund deficit of $344.3 million, while the total unassigned fund deficit increased by $14.3 million or 4.3%, for a total fund deficit of $351.3 million. The total fund deficit at the end of FY2011 is almost 285% larger than the total fund appropriations included in the Governor’s proposed budget for FY2014.

Budget. On September 30, 2012, the Governor signed the Commonwealth’s budget for FY2013 (“FY2013 Budget”). The FY2013 Budget is based on total estimated revenues and resources of $133.64 million, which after mandatory transfers and adjustments would leave the government with an estimated $117.45 million available for appropriation. The estimated revenues and resources available for appropriation represent an increase of almost 11.9% from the budgeted amounts for FY2012. Against these revenue projections, the FY2013 Budget would make total appropriations of $133.2 million before mandatory transfers during the fiscal year. After accounting for mandatory transfers, the FY2013 Budget would appropriate approximately $114.02 million to fund government operations in FY2013. These appropriations represent an increase of nearly 21.48% from budgeted amounts in FY2012.

On April 26, 2013, the Governor submitted a proposed budget for FY2014 (“Proposed Budget”). The Proposed Budget requests appropriations to fund government operations of $123.4 million, an increase of almost $10 million from the amount budgeted for FY2013. These appropriations would be derived from projected total revenues of $145.95 million, which after accounting for mandatory transfers and adjustments would leave $123.4 million to fund government operations in FY2014. Of the total revenues projected, the Proposed Budget estimates that the majority of revenues would be derived from gross revenue taxes ($64.183 million), income taxes ($36.3 million), and excise taxes ($19.5 million), among others. The Proposed Budget would include a set aside of approximately $20 million for the Northern Mariana Islands Retirement Fund, which represents an increase of $10 million from the budgeted appropriation for FY2013. The Proposed Budget would also increase the appropriation to the Commonwealth’s public school system by nearly 10% to $33 million in FY2014. If the Governor and the Commonwealth Legislature are unable to agree upon a budget by October 1, 2013, the government would be forced to suspend operations, except for essential services, until a budget is enacted.

Unfunded liabilities of the Northern Mariana Islands Retirement Fund present a significant risk to the fiscal condition of the Commonwealth. Pursuant to law, the Commonwealth is required to make contributions to the retirement fund each year on an actuarially funded basis toward the annuities related to retirement and other benefits. In recent years, the Commonwealth has delayed or suspended payments to the retirement fund. These actions, combined with poor investment performance, have resulted in a substantial unfunded liability in the retirement fund, which was $591.8 million as of October 1, 2009. Due to rising unfunded liabilities, the retirement fund filed for Chapter 11 bankruptcy in April 2012, which was subsequently rejected by a federal district court in June 2012. Recent projections suggest that the retirement fund will go bankrupt in the near future if additional measures are not taken to increase the fund’s assets or decrease its liabilities.

In addition, recent federal actions, such as sequestration, may also reduce government expenditures in the Commonwealth. On March 1, 2013, as required by the Budget Control Act of 2011 (“BCA”), the President of the United States signed an executive order reducing the budgeting authority in accounts subject to sequestration under the BCA. As a result, $1.2 trillion of automatic cuts to federal spending in designated agencies and programs will occur between FY2013 and FY2021. Because of the Commonwealth’s increased reliance on federal spending, the implementation and continuation of these cuts may add to the fiscal pressures currently facing the Commonwealth. Given the uncertainty surrounding these spending cuts, the ultimate impact on federal transfers to the Commonwealth is not known at this time. However, any reduction in federal spending in the islands could impact the value of the Commonwealth’s municipal securities.

Debt. As of September 30, 2011, the Commonwealth had $141.1 million in long-term debt outstanding, which represents a net decrease of $3.1 million or 2.2% from the prior year. The expected annual debt service requirements on the Commonwealth’s general obligation bonds was $8.48 million for FY2013.

Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

Credit rating. As of November 15, 2013, no national ratings agency maintained a credit rating for the general obligation debt of the Commonwealth. On October 4, 2013, Moody’s Investors Service, Inc. withdrew its rating of B2 in response to the full redemption of the Commonwealth’s outstanding general obligation bonds. At this time, it is uncertain what rating a ratings agency would assign to any future obligations issued by the Commonwealth.

November 26, 2013                                                                                         PS0860.038